UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

Schedule 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.                          )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

INSMED INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

INSMED INCORPORATED

2023 Annual Meeting
May 11, 2023 at 9:00 a.m. ET
Vote by 11:59 PM ET on
May 10, 2023

insmed

C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

V02059-P86465

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 11, 2023.

You invested in INSMED INCORPORATED and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting.

Get informed before you vote

View the Annual Report on Form 10-K and Notice and Proxy Statement at www.ProxyVote.com OR you can receive a free paper or email copy of the proxy materials by requesting prior to April 27, 2023 to facilitate timely delivery. If you would like to request a copy of the proxy materials, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 11, 2023
9:00 AM Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/INSM2023

*Please check the meeting materials for any special requirements for meeting attendance. If you would like to vote before the meeting, please go to www.proxyvote.com with your Control # (indicated above) and follow the instructions.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. You may view the proxy materials online at www.ProxyVote.com or request a paper or email copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of three Class II directors, Elizabeth McKee Anderson, Clarissa Desjardins, Ph.D., and David W. J. McGirr, to serve until the 2026 Annual Meeting of Shareholders **Nominees:** 01) Elizabeth McKee Anderson 02) Clarissa Desjardins, Ph.D. 03) David W. J. McGirr	For
2. An advisory vote on the 2022 compensation of our named executive officers.	For
3. An advisory vote on the frequency of future shareholder advisory votes on compensation of our named executive officers.	Every year
4. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023.	For
5. Approval of the Insmed Incorporated Amended and Restated 2019 Incentive Plan.	For

Other business may be considered as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

V02060-P86465